Income Tax	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax

Note 10 – Income Tax

The Company’s net deferred tax assets (liability) at December 31, 2022 and 2021 are as follows:

	December 31,	December 31,
	2022	2021
Deferred tax assets (liability)
Net operating loss carryforward	$7,840	$37,500
Startup/Organization Expenses	807,889	550,983
Total deferred tax assets (liability)	815,729	588,483
Valuation Allowance	(815,729)	(588,483)
Deferred tax assets (liability)	$—	$—

The income tax provision for the year ended December 31, 2022 and for the period from February 3, 2021 (inception) through December 31, 2021 consists of the following:

	December 31,	December 31,
	2022	2021
Federal
Current	$—	$—
Deferred	(227,246)	(588,483)
State and Local
Current	—	—
Deferred	—	—
Change in valuation allowance	227,246	588,483

Income tax provision	$—	$—

As of December 31, 2022, and 2021, the Company had $37,331 and $178,570 of U.S. federal net operating loss carryovers, respectively, available to offset future taxable income, which do not expire and are subject to 80% of taxable income per annum.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2022, the change in the valuation allowance was $227,246.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2022 and 2021 is as follows:

	December 31,	December 31,
	2022	2021
Statutory federal income tax rate	21.00%	21.00%
Change in fair value of warrants	(71.27)%	(46.59)%
Transaction costs allocated to warrants	38.48%	—
Non-deductible expenses	0.23%	—
Warrant issuance costs	0.00%	5.06%
Valuation allowance	11.56%	20.53%
Income tax provision	0.00%	0.00%

The Company’s effective tax rates for the periods presented differ from the expected (statutory) rates due to transaction costs related to warrants, change in FV of warrants and the recording of full valuation allowances on deferred tax assets and permanent differences.

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities, since inception. The Company considers the U.S. Federal jurisdiction and the State of New York as significant tax jurisdictions.

Additionally, the Company has also incurred $200,000 and $181,918 in Delaware franchise taxes for the year ended December 31, 2022 and for the period ended December 31, 2021, respectively, which is included in formation and operating costs in the accompanying consolidated statements of operations. The full balances for respective years were outstanding at December 31, 2022 and 2021 and included in accounts payable and accrued costs on the accompanying balance sheet.